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                                                                    Exhibit 99.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Triton PCS, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, Michael E. Kalogris, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Michael E. Kalogris
                                             -----------------------------------
                                             Name: Michael E. Kalogris
                                             Title: Chief Executive Officer
                                             Date: November 12, 2002